Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Global Total Return Bond Fund
Nuveen NWQ Global Equity Fund
Nuveen NWQ Global Equity Income Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Large-Cap Value Fund
Nuveen NWQ Small/Mid-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
Nuveen Tradewinds Value Opportunities Fund

Each a Series of Nuveen Investment Trust (the  Trust )
811-07619

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014; at this meeting the shareholders were asked to approve a new investment management agreement, to approve new sub-advisory agreements, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned to August 15, 2014 and September 19, 2014 for Nuveen NWQ Large-
Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund,
Nuveen NWQ Small-Cap Value Fund and Nuveen Tradewinds
Value Opportunities Fund and again to September 29, 2014 and September 30, 2014 for Nuveen NWQ Large-Cap Value Fund and
Nuveen NWQ Small-Cap Value Fund and again to October 15,
2014 for Nuveen NWQ Large-Cap Value Fund.

The results of the votes for the new Investment Management
Agreement and Sub-Advisory Agreements and the fundamental investment policy changes were as follows:


<c> Nuveen NWQ
Global Equity Fund
<c> Nuveen NWQ
Global Equity Income Fund

<c>Nuveen NWQ
 Multi-Cap Value
 .Fund
To approve a new investment management agreement between the Trust and Nuveen Advisors, LLC.



   For
                  50,000
                  60,319
             3,000,100
   Against
                          -
                          -
                  24,857
   Abstain
                          -
                          -
                  37,999
   Broker Non-Votes
                          -
                          -
                527,442
      Total
                  50,000
                  60,319
             3,590,398




To approve a new sub-advisory agreement between Nuveen Fund Advisors and NWQ Investment Management Company, LLC.



   For
                  50,000
                  60,319
             2,990,182
   Against
                          -
                          -
                  27,202
   Abstain
                          -
                          -
                  45,571
   Broker Non-Votes
                          -
                          -
                527,443
      Total
                  50,000
                  60,319
             3,590,398




To approve revisions to, or elimination of, certain fundamental investment policies:







a. Revise the fundamental policy related to the purchase and sale of commodities.



   For
                          -
                  60,319
             2,964,217
   Against
                          -
                          -
                  38,603
   Abstain
                          -
                          -
                  60,134
   Broker Non-Votes
                          -
                          -
                527,444
      Total
                          -
                  60,319
             3,590,398






<c> Nuveen
NWQ Large-Cap
 Value Fund
<c> Nuveen
 NWQ
Small/Mid-Cap
Value Fund
<c> Nuveen
NWQ Small-Cap
 Value Fund
<c>Nuveen
Tradewinds
Value
Opportunities
Fund
To approve a new investment management agreement between each Trust and Nuveen Advisors, LLC.




   For
           14,158,176
        1,113,152
             2,931,025
     5,088,893
   Against
                211,311
            12,013
                  78,778
        135,004
   Abstain
                488,967
             7,095
                217,696
        125,238
   Broker Non-Votes
                460,389
          118,683
                549,332
     1,515,560
      Total
           15,318,843
         1,250,943
             3,776,831
     6,864,695





To approve a new sub-advisory agreement




   For
           14,132,262
        1,111,104
             2,917,154
        5,077,720
   Against
                218,595
             13,931
                  85,498
          140,864
   Abstain
                507,600
               7,225
                224,848
          130,548
   Broker Non-Votes
                460,386
           118,683
                549,331
       1,515,563
      Total
           15,318,843
         1,250,943
             3,776,831
        6,864,695





To approve revisions to, or elimination of, certain fundamental investment policies:









a. Revise the fundamental policy related to the purchase and sale of commodities.




   For
           14,058,968
             1,112,726
             2,911,025
        4,893,075
   Against
                253,993
               11,025
                  89,449
          296,604
   Abstain
                545,495
                 8,508
                227,025
          159,451
   Broker Non-Votes
                460,387
              118,684
                549,332
        1,515,565
      Total
           15,318,843
             1,250,943
             3,776,831
        6,864,695











 Nuveen Global
Total Return Bond
Fund



To approve a new investment management agreement between the Trust and Nuveen Advisors, LLC.




   For
                929,739



   Against
                          -



   Abstain
                          -



   Broker Non-Votes
                  40,495



      Total
                970,234








To approve a new sub-advisory agreement




   For
                929,739



   Against
                          -



   Abstain
                          -



   Broker Non-Votes
                  40,495



      Total
                970,234








To approve revisions to, or elimination of, certain fundamental investment policies:
























a. Revise the fundamental policy related to the purchase and sale of commodities.




   For
                929,739
             1,112,726


   Against
                          -
               11,025


   Abstain
                          -
                 8,508


   Broker Non-Votes
                  40,495
              118,684


      Total
                970,234
             1,250,943







b. Eliminate the fundamental policy related to investing for control.




   For
                929,739
             1,112,726


   Against
                          -
               11,025


   Abstain
                          -
                 8,508


   Broker Non-Votes
                  40,495
              118,684


      Total
                970,234
             1,250,943











Proxy materials are herein incorporated by reference to the SEC filing on June 18, 2014, under Conformed Submission Type
DEF14A, accession number 0001193125-14-240352.